Segment, Geographic and Other Revenue Information	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
Segment, Geographic and Other Revenue Information
Segment, Geographic and Other Revenue Information

A. Segment Information

We manage our operations through five operating segments––Primary Care, Specialty Care and Oncology, Established Products and Emerging Markets, Animal Health, and Consumer Healthcare. (As of the third quarter of 2012, the Animal Health and Consumer Healthcare business units are no longer managed as a single operating segment.) Each operating segment has responsibility for its commercial activities and for certain research and development activities related to in-line products and IPR&D projects that generally have achieved proof-of-concept.

On November 30, 2012, we completed the sale of our Nutrition business to Nestlé and recognized a gain on the sale of this business in Gain/(loss) on sale of discontinued operations––net of tax in the consolidated statement of income for the year ended December 31, 2012. The operating results of this business are reported as Income/(loss) from discontinued operations––net of tax in the consolidated statements of income for all periods presented. See Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Divestitures.

We regularly review our segments and the approach used by management to evaluate performance and allocate resources. Generally, products are transferred to the Established Products unit in the beginning of the fiscal year following loss of patent protection or marketing exclusivity.

Operating Segments

A description of each of our five operating segments follows:

•
Primary Care operating segment––includes revenues and earnings, as defined by management, from human prescription pharmaceutical products primarily prescribed by primary-care physicians, and may include products in the following therapeutic and disease areas: Alzheimer’s disease, cardiovascular (excluding pulmonary arterial hypertension), erectile dysfunction, genitourinary, major depressive disorder, pain, respiratory and smoking cessation. Examples of products in this unit in 2012 include Celebrex, Chantix/Champix, Eliquis, Lipitor (in certain EU countries and in Australia and New Zealand), Lyrica, Premarin, Pristiq and Viagra. All revenues and earnings for such products are allocated to the Primary Care unit, except those generated in Emerging Markets and those that are managed by the Established Products unit.

•	Specialty Care and Oncology operating segment––comprises the Specialty Care business unit and the Oncology business unit.

◦
Specialty Care––includes revenues and earnings, as defined by management, from human prescription pharmaceutical products primarily prescribed by physicians who are specialists, and may include products in the following therapeutic and disease areas: anti-infectives, endocrine disorders, hemophilia, inflammation, ophthalmology, pulmonary arterial hypertension, specialty neuroscience and vaccines. Examples of products in this unit in 2012 include BeneFIX, Enbrel, Genotropin, Geodon (outside the U.S.), the Prevnar/Prevenar family, ReFacto AF, Revatio (outside the U.S.), Tygacil, Vfend (outside the U.S. and South Korea), Vyndaqel (outside the U.S.), Xalatan (outside the U.S., Canada and South Korea), Xeljanz (in the U.S.), Xyntha and Zyvox. All revenues and earnings for such products are allocated to the Specialty Care unit, except those generated in Emerging Markets and those that are managed by the Established Products unit.

◦
Oncology––includes revenues and earnings, as defined by management, from human prescription pharmaceutical products addressing oncology and oncology-related illnesses. The products in this unit in 2012 include Inlyta, Sutent, Torisel, Xalkori, Mylotarg (in Japan) and Bosulif (in the U.S.). All revenues and earnings for such products are allocated to the Oncology unit, except those generated in Emerging Markets and those that are managed by the Established Products unit.

•	Established Products and Emerging Markets operating segment––comprises the Established Products business unit and the Emerging Markets business unit.

◦
Established Products–– includes revenues and earnings, as defined by management, from human prescription pharmaceutical products that have lost patent protection or marketing exclusivity in certain countries and/or regions. Typically, products are transferred to this unit in the beginning of the fiscal year following loss of patent protection or marketing exclusivity. However, in certain situations, products may be transferred to this unit at a different point than the beginning of the fiscal year following loss of patent protection or marketing exclusivity in order to maximize their value. This unit also excludes revenues and earnings generated in Emerging Markets. Examples of products in this unit in 2012 include Arthrotec, Effexor, Lipitor (in the U.S., Canada, South Korea and Japan), Medrol, Norvasc, Protonix, Relpax, Vfend (in the U.S. and South Korea), Xalatan (in the U.S., Canada and South Korea) and Zosyn/Tazocin.

◦
Emerging Markets––includes revenues and earnings, as defined by management, from all human prescription pharmaceutical products sold in Emerging Markets, including Asia (excluding Japan and South Korea), Latin America, the Middle East, Eastern Europe, Africa, Turkey and Central Europe.

•
Animal Health operating segment––includes worldwide revenues and earnings, as defined by management, from products and services to prevent and treat disease in livestock and companion animals, including anti-infectives, vaccines, parasiticides, medicinal feed additives, other pharmaceutical products and other non-pharmaceutical products.

•
Consumer Healthcare operating segment–– includes worldwide revenues and earnings, as defined by management, from non-prescription products in the following therapeutic categories: dietary supplements, pain management, respiratory and personal care. Products marketed by Consumer Healthcare include Advil, Caltrate, Centrum, ChapStick, Emergen-C, Preparation H and Robitussin.

Our chief operating decision maker uses the revenues and earnings of the five operating segments, among other factors, for performance evaluation and resource allocation. For the operating segments that comprise more than one business unit, a single segment manager has responsibility for those business units.

Other Costs and Business Activities

Certain costs are not allocated to our operating segment results, such as costs associated with the following:

•
Worldwide Research and Development (WRD), which is generally responsible for human health research projects until proof-of-concept is achieved and then for transitioning those projects to the appropriate business unit for possible clinical and commercial development. R&D spending may include upfront and milestone payments for intellectual property rights. This organization also has responsibility for certain science-based and other platform-services organizations, which provide technical expertise and other services to the various R&D projects. WRD is also responsible for facilitating all human-health-related regulatory submissions and interactions with regulatory agencies, including all safety-event activities.

•
Pfizer Medical is responsible for external affairs relating to all therapeutic areas, providing Pfizer-related medical information to healthcare providers, patients and other parties, and quality assurance and regulatory compliance activities, which include conducting clinical trial audits and readiness reviews.

•
Corporate, which is responsible for platform functions such as finance, global real estate operations, human resources, legal, compliance, science and technology, worldwide procurement, worldwide public affairs and policy and worldwide technology. These costs also include compensation costs and other miscellaneous operating expenses not charged to our operating segments, as well as interest income and expense.

•
Certain transactions and events such as (i) purchase accounting adjustments, where we incur expenses associated with the amortization of fair value adjustments to inventory, intangible assets and property, plant and equipment; (ii) acquisition-related activities, where we incur costs for restructuring, integration, implementation and executing the transaction; and (iii) certain significant items, which include non-acquisition-related restructuring costs, as well as costs incurred for legal settlements, asset impairments and sales of assets or businesses.

Segment Assets

We manage our assets on a total company basis, not by operating segment, as many of our operating assets are shared (such as our plant network assets) or commingled (such as accounts receivable, as many of our customers are served by multiple operating segments). Therefore, our chief operating decision maker does not regularly review any asset information by operating segment and, accordingly, we do not report asset information by operating segment. Total assets were approximately $186 billion as of December 31, 2012 and approximately $188 billion as of December 31, 2011.

Selected income statement information

The following table provides selected income statement information by reportable segment:
	Revenues			R&D Expenses			Earnings(a)			Depreciation & Amortization(b)
	Year Ended December 31,			Year Ended December 31,			Year Ended December 31,			Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011(c)	2010	2012	2011(c)	2010	2012	2011(c)	2010	2012	2011(c)	2010
Reportable Segments:
Primary Care(d)	$15,558	$22,670	$23,328	$1,009	$1,307	$1,473	$9,613	$15,001	$15,773	$244	$247	$201
Specialty Care and Oncology	15,461	16,568	16,435	1,401	1,561	1,624	10,499	10,789	10,571	406	419	432
Established Products and Emerging Markets(e)	20,195	18,509	18,760	403	441	452	11,218	9,417	10,100	410	422	418
Total reportable segments	51,214	57,747	58,523	2,813	3,309	3,549	31,330	35,207	36,444	1,060	1,088	1,051
Other operating segments(f)	7,511	7,212	6,323	693	425	428	1,919	2,009	1,565	245	232	197
Other business activities(g)	261	300	319	2,838	3,340	3,711	(2,891)	(3,343)	(3,735)	116	153	197
Reconciling Items:
Corporate(h)	—	—	—	971	1,292	1,551	(6,240)	(7,410)	(7,966)	485	540	617
Purchase accounting adjustments(i)	—	—	—	(3)	(2)	149	(4,957)	(6,753)	(8,136)	5,022	5,525	5,436
Acquisition-related costs(j)	—	—	—	6	23	34	(967)	(1,979)	(3,926)	283	624	781
Certain significant items(k)	—	—	—	522	654	18	(5,324)	(4,347)	(3,565)	300	611	—
Other unallocated(l)	—	—	—	30	33	43	(790)	(1,080)	(1,210)	100	134	120
	$58,986	$65,259	$65,165	$7,870	$9,074	$9,483	$12,080	$12,304	$9,471	$7,611	$8,907	$8,399

(a)	Income from continuing operations before provision for taxes on income.

(b)	Certain production facilities are shared. Deprecation is allocated based on estimates of physical production.

(c)	For 2011, includes King commencing on the acquisition date of January 31, 2011.

(d)
Revenues and Earnings from the Primary Care segment decreased for 2012 as compared to the prior year, and earnings as a percentage of revenues also declined, primarily due to the loss of exclusivity of Lipitor in most major markets, and the subsequent shift in the reporting of Lipitor in those major markets to the Established Products business unit.

(e)
Revenues and Earnings from the Established Products and Emerging Markets segment increased in 2012 as compared to the prior year, primarily due to additional products losing exclusivity and moving to the Established Products unit and increased operational sales in emerging markets, partially offset by unfavorable foreign exchange. Earnings as a percentage of revenue increased due to the change in the mix of products.

(f)
Includes the Animal Health operating segment and the Consumer Healthcare operating segment. In 2012, higher R&D expenses and lower Earnings reflect the Consumer Healthcare acquisition of the over-the-counter (OTC) rights for Nexium (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions).

(g)
Other business activities includes the revenues and operating results of Pfizer CentreSource, our contract manufacturing and bulk pharmaceutical chemical sales operation, and the research and development costs managed by our Worldwide Research and Development organization and our Pfizer Medical organization.

(h)
Corporate for R&D expenses includes, among other things, administration expenses and compensation expenses associated with our research and development activities and for Earnings includes, among other things, administration expenses, interest income/(expense) and certain compensation and other costs not charged to our operating segments.

(i)	Purchase accounting adjustments include certain charges related to the fair value adjustments to inventory, intangible assets and property, plant and equipment.

(j)
Acquisition-related costs can include costs associated with acquiring, integrating and restructuring newly acquired businesses, such as transaction costs, integration costs, restructuring charges and additional depreciation associated with asset restructuring (see Note 3. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives for additional information).

(k)	Certain significant items are substantive, unusual items that, either as a result of their nature or size, would not be expected to occur as part of our normal business on a regular basis.
For Earnings in 2012, certain significant items includes: (i) restructuring charges and implementation costs associated with our cost-reduction initiatives that are not associated with an acquisition of $1.9 billion, (ii) charges for certain legal matters of $2.2 billion, (iii) certain asset impairment charges of $884 million, (iv) costs associated with the separation of Zoetis of $325 million and (v) other charges of $36 million (see Note 3. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives and Note 4. Other Deductions––Net for additional information).
For Earnings in 2011, certain significant items includes: (i) restructuring charges and implementation costs associated with our cost-reduction initiatives that are not associated with an acquisition of $2.5 billion, (ii) certain asset impairment charges of $856 million, (iii) charges for certain legal matters of $822 million, (iv) other charges of $101 million and (v) costs associated with the separation of Zoetis of $35 million (see Note 3. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives and Note 4. Other Deductions––Net for additional information).
For Earnings in 2010, certain significant items includes: (i) certain asset impairment charges of $1.8 billion, (ii) charges for certain legal matters of $1.7 billion, (iii) inventory write-off of $212 million and (iv) other income of $102 million (see Note 3. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives and Note 4. Other Deductions––Net for additional information).
For R&D in all periods presented, certain significant items primarily reflect additional depreciation––asset restructuring and implementation costs.

(l)	Includes overhead expenses associated with our manufacturing and commercial operations not directly attributable to an operating segment.
B. Geographic Information

Revenues exceeded $500 million in each of 16 countries outside the U.S. in 2012 and 2011, and in each of 17 countries outside the U.S. in 2010. The U.S. and Japan were the only countries to contribute more than 10% of total revenue in 2012. The U.S. was the only country to contribute more than 10% of total revenue in 2011 and 2010.

The following table provides revenues by geographic area:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011(a)	2010
Revenues
United States	$23,086	$26,933	$28,855
Developed Europe(b)	13,375	16,099	16,156
Developed Rest of World(c)	10,554	10,975	9,891
Emerging Markets(d)	11,971	11,252	10,263
Revenues	$58,986	$65,259	$65,165

(a)	For 2011, includes King commencing on the acquisition date of January 31, 2011.

(b)
Developed Europe region includes the following markets: Western Europe, Finland and the Scandinavian countries. Revenues denominated in euros were $10 billion, $12 billion and $12 billion for 2012, 2011 and 2010, respectively.

(c)	Developed Rest of World region includes the following markets: Australia, Canada, Japan, New Zealand and South Korea.

(d)
Emerging Markets region includes, but is not limited to, the following markets: Asia (excluding Japan and South Korea), Latin America, the Middle East, Eastern Europe, Africa, Turkey and Central Europe.

Long-lived assets by geographic region follow:
	As of December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Property, plant and equipment, net
United States	$7,262	$7,893	$8,508
Developed Europe(a)	5,121	5,866	7,000
Developed Rest of World(b)	847	903	853
Emerging Markets(c)	1,231	1,259	1,246
Property, plant and equipment, net	$14,461	$15,921	$17,607

(a)	Developed Europe region includes the following markets: Western Europe, Finland and the Scandinavian countries.

(b)	Developed Rest of World region includes the following markets: Australia, Canada, Japan, New Zealand, and South Korea.

(c)	Emerging Markets region includes, but is not limited to, the following markets: Asia (excluding Japan and South Korea), Latin America, Middle East, Africa, Central and Eastern Europe and Turkey.

C. Other Revenue Information

Significant Customers

We sell our products primarily to customers in the wholesale sector. In 2012, sales to our three largest U.S. wholesaler customers represented approximately 12%, 9% and 7% of total revenues and, collectively, represented approximately 16% of total accounts receivable as of December 31, 2012. In 2011, sales to our three largest U.S. wholesaler customers represented approximately 13%, 11% and 9% of total revenues and, collectively, represented approximately 14% of total accounts receivable as of December 31, 2011. For both years, these sales and related accounts receivable were concentrated in our three biopharmaceutical operating segments.

Significant Product Revenues

The following table provides revenues by product:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011(a)	2010
Revenues from biopharmaceutical products:
Lyrica	$4,158	$3,693	$3,063
Lipitor(b)	3,948	9,577	10,733
Enbrel (Outside the U.S. and Canada)	3,737	3,666	3,274
Prevnar 13/Prevenar 13	3,718	3,657	2,416
Celebrex	2,719	2,523	2,374
Viagra	2,051	1,981	1,928
Norvasc	1,349	1,445	1,506
Zyvox	1,345	1,283	1,176
Sutent	1,236	1,187	1,066
Premarin family	1,073	1,013	1,040
Genotropin	832	889	885
Xalatan/Xalacom	806	1,250	1,749
BeneFIX	775	693	643
Detrol/Detrol LA	761	883	1,013
Vfend	754	747	825
Chantix/Champix	670	720	755
Pristiq	630	577	466
ReFacto AF/Xyntha	584	506	404
Zoloft	541	573	532
Revatio	534	535	481
Medrol	523	510	455
Zosyn/Tazocin	484	636	952
Zithromax/Zmax	435	453	415
Effexor	425	678	1,718
Prevnar/Prevenar (7-valent)	399	488	1,253
Fragmin	381	382	341
Relpax	368	341	323
Rapamune	346	372	388
Cardura	338	380	413
Tygacil	335	298	324
Aricept(c)	326	450	454
Xanax XR	274	306	307
BMP2	263	340	400
Sulperazon	262	218	213
Diflucan	259	265	278
Caduet	258	538	527
Neurontin	235	289	322
Dalacin/Cleocin	232	192	214
Unasyn	228	231	244
Metaxalone/Skelaxin(d)	223	203	—
Inspra	214	195	157
Toviaz	207	187	137
Somavert	197	183	157
Alliance revenues(e)	3,492	3,630	4,084
All other biopharmaceutical products(f)	8,289	8,584	8,118
Total revenues from biopharmaceutical products	51,214	57,747	58,523
Revenues from other products:
Animal Health	4,299	4,184	3,575
Consumer Healthcare	3,212	3,028	2,748
Other(g)	261	300	319
Revenues	$58,986	$65,259	$65,165

(a)	For 2011, includes King commencing on the acquisition date of January 31, 2011.

(b)
Lipitor lost exclusivity in the U.S. in November 2011 and various other major markets in 2011 and 2012. This loss of exclusivity reduced branded worldwide revenues by $5.6 billion in 2012, in comparison with 2011, and reduced branded worldwide revenues by $1.2 billion in 2011, in comparison with 2010.

(c)	Represents direct sales under license agreement with Eisai Co., Ltd.

(d)	Legacy King product.

(e)	Includes Enbrel (in the U.S. and Canada), Spiriva, Rebif, Aricept and Exforge.

(f)	Includes sales of generic atorvastatin.

(g)	Includes revenues generated primarily from Pfizer CentreSource, our contract manufacturing and bulk pharmaceutical chemical sales organization.